AMENDED
                                FIRSTENERGY CORP.
                           DEFERRED COMPENSATION PLAN
                                  FOR DIRECTORS
                                  -------------


                                    ARTICLE I

                                Director Election
                                -----------------

            Any member of the Board of Directors ("Director") of FirstEnergy Corp. (the "Company") may elect from time to time, by written notice to the Company given on or before December 31 of any year, to defer receipt of all or any specified part of his or her fees (cash or equity instruments) for services as a Director during succeeding calendar years, including retainer fees, fees for attending meetings of the Board of Directors and its Committees and fees for serving as Chairman or other official of the Board or a Committee (collectively "Director's fees"). Any person elected to the Board who was not a Director on the preceding December 31 may elect, by written notice to the Company given within thirty (30) days after becoming a Director, to defer receipt of all or any specified part of his or her Director's fees during the balance of the calendar year following his or her becoming a Director and succeeding calendar years.

            With respect to the calendar year in which this Plan is adopted by the Board of Directors of the Company, any Director may elect, by written notice to the Company given within thirty (30) days after the date on which this Plan is adopted or, if later, within thirty (30) days after first becoming a Director, to defer receipt of all or any specified part of his or her Director's fees during the balance of that calendar year and succeeding calendar years. An election to defer Director's fees shall be irrevocable and shall continue from year to year unless the Director terminates it by written notice to the Company on or before December 31 of the year preceding the year to which the termination applies.

            Effective as of January 1, 2000, the Centerior Energy Corporation Deferred Compensation Plan for Directors (the "Centerior Plan") shall be merged into this Plan. Any election to defer director's fees made under the Centerior Plan prior to such date shall, to the extent such deferred fees and any earnings credited to such deferred fees have not been paid to the director or to his or her beneficiary prior to such date, be treated as having been made under this Plan and shall be subject to all of the rights and limitations imposed on elections made under this Plan. The individuals who made such elections shall be considered "Directors" for purposes of this Plan even if they have not served on the Board of Directors of the Company.

                                   ARTICLE II
                                   ----------

                         Deferred Fee Account--Balances
                         ------------------------------

            Any deferred Director's fees shall be credited by the Company to the Director's deferred fee account to be maintained by the Company as of the date the fees would otherwise be payable. Adjustments to the balance in the account for deemed interest or deemed investment gains and losses shall be made from time to time, as determined by the Compensation Committee of the Board of Directors of FirstEnergy Corp. (the "Committee"), but at least annually. The Committee, in its sole discretion shall determine whether adjustments to the account shall be made based upon deemed interest or deemed investment earnings. If deemed interest is selected by the Committee, the deemed interest rate shall be the "prime rate" then in effect at The Chase Manhattan Bank, N.A., of New

York City, New York, or at another bank as the Committee may from time to time designate. If the Committee elects to make adjustments to the accounts in accordance with deemed investment gains and losses, the Committee, in its sole discretion, shall determine the investment vehicles to be used. In its the sole discretion, the Committee may permit the Director to designate that the balance of his or her account be invested in one or more investment vehicles selected by the Committee, and adjusted accordingly. The Company shall provide an annual statement to each Director who has elected to defer fees.

            One of the investment options for equity instruments and cash retainer fees, meeting fees, and/or chairperson fees, shall be an account whose value will be adjusted as if the deferred fees were invested in FirstEnergy Common Stock. This account shall be called the Deferred Stock Account (DSA). At the time cash retainer, meeting fees, and/or chairperson fees are designated for investment into this account, the initial account value shall be increased by 20 percent. If a Director separates from the Board for any reason other than death, retirement, or disability as defined by Section 22(e)(3) of the Internal Revenue Code and such retainer fees are not kept in this account for a minimum of three years from January 1 of the year of deferral, the Director shall forfeit the 20 percent bonus on such retainer fees and any earnings associated with it. A
Director shall be immediately entitled to the 20 percent bonus and all associated earnings if a Change in Control occurs as defined in Article IX. Initial unit valuation for cash deferrals into this account shall be based on the Fair Market Value which is the average of the high and low price of FirstEnergy Common Stock on the day when payment would otherwise be received. Stock deferred into this account shall be valued at the actual purchase price, including any commissions.

            With respect to any Director who had a balance in his or her deferred fee account under the Centerior Plan immediately prior to January 1, 2000, the balance of such account shall be transferred to a deferred fee account under this Plan as of January 1, 2000. Such Directors shall be permitted to designate how such transferred account balances shall be deemed invested to the same extent that other Directors are permitted such designations under this Plan with respect to their deferred fee accounts.

                                   ARTICLE III
                                   -----------

                               Payment to Director
                               -------------------

            Amounts credited to a Director's deferred fee account, including deemed interest and earnings shall be paid to the Director in cash, either in a lump sum or in annual installments over a period not to exceed 10 years. For this purpose, a designation by a Director of the form of payment will be effective only if it is made at the time of his or her election to defer Director's fees; provided, however, that if a Director makes a designation, he or she may change that designation by filing a new superseding designation with the Company during the period beginning 120 days prior and ending on the day prior to the day on which the Director ceases to be a Director. Payment(s) shall be made on or commencing with the January 1 next following the day the Director ceases to be a Director unless during the foregoing 120 day election period, the Director designates a later payment or commencement date (not later than the January 1 next following the day he or she attains age 72).

            Payment of the balance of the DSA to the Director will be in the form of FirstEnergy Common Stock and will be paid out when a Director ceases to be a Director unless a separate election for the DSA is made. The election options are the same as described in the paragraph above. If a Director requests any change in the date of the pay-out of his DSA, the request must be approved by the Compensation Committee of the Board of Directors of the Company.

            A Director may at any time request an accelerated distribution of his or her account balances, subject to a 10 percent penalty and, if applicable, forfeiture of the 20 percent bonus and associated earnings described above if the three-year criterion is not met. Such a request must be made in writing, in a form and manner specified by the Committee. The Company will distribute to the Director the balance of his or her account minus any forfeitures and the 10 percent penalty as a lump sum within 90 days after the end of the month in which the Committee receives the request. Such distribution shall completely discharge the Company from all liability with respect to the Director's account. If the Director is an active Director, the Director may not resume any further deferrals into the Plan until January 1 of the second calendar year following the calendar year in which the Director receives such distribution. If a Director requests an accelerated distribution of his DSA, the request must be approved by the Compensation Committee of the Board of Directors of the Company.

            A Director who is an active Director and who has been a Plan Participant for at least five calendar years may request to withdraw a portion of his or her deferred fees and associated earnings. For this purpose, participation in the Centerior Plan shall be considered as participation in this Plan. All deferred cash fees must be disbursed prior to the disbursement of any deferred stock fees. Such request must be made in writing in a form and manner specified by the Committee and must specify the amount to be withdrawn and the future date or dates to be paid. The date(s) must be the first of a month in the second calendar year following the calendar year in which the request was made. The request will be irrevocable after December 31 of the calendar in which it is made unless, prior to payment, the Director separates from the Board or a Change in Control occurs as defined in Article IX. In these instances, the request will become null and void and the account balances will be paid as elected by the Director or as in the paragraph below.

            In the instance of a Change in Control as defined in Article IX, all cash account balances will be paid out immediately as a lump sum and the DSA in stock as soon as practicable.


                                   ARTICLE IV
                                   ----------

                             Payment to Beneficiary
                             ----------------------

            Upon the death of a Director or a former Director prior to the distribution of the entire balance in the Director's or former Director's deferred fee account and deferred stock account, the balance including interest, shall be paid to the beneficiary or beneficiaries designated by the Director or former Director in writing filed with the Company, or in the absence of a designation, paid to his or her estate, at the time and in the manner specified in the Director or former Director's beneficiary designation, which may be either (i) in a lump sum as soon as practicable after the date of death, (ii) in a lump sum on January 1 of the year following the year in which the death occurred or (iii) in one or more annual payments the last of which may occur no later than January 1 of the fifth year following the year in which the death occurred.

                                    ARTICLE V
                                    ---------

                                   Assignment
                                   ----------

            Except to the extent that a Director or former Director may designate a beneficiary to receive any payment to be made following his or her death and except by will or the laws of descent and distribution, no rights under this Plan shall be assignable or transferable, or subject to encumbrance or charge of any nature.

                                   ARTICLE VI
                                   ----------

                                 Administration
                                 --------------

            This Plan  shall be  administered  by the  Committee  as  defined in
Article II. Except as otherwise provided by action of the Board of Directors of the Company or the terms of the Plan: (a) a majority of the members of the Committee shall constitute a quorum for the transaction of business, and (b) all resolutions or other actions taken by the Committee at a meeting shall be by the vote of the majority of the committee members present, or, without a meeting, by an instrument in writing signed by all members of the Committee.

            The powers of the Committee shall include the power to construe, interpret, and apply this Plan, and to render nondiscriminatory rulings or determinations. Constructions, interpretations, and decisions of the committee shall be conclusive and binding on all persons.

                                   ARTICLE VII
                                   -----------

                            Amendment and Termination
                            -------------------------

            The Board of Directors of the Company may from time to time amend, suspend, terminate or reinstate any or all of the provisions of this Plan, except that no amendment, suspension, termination or reinstatement shall adversely affect the deferred fee account of any Director, former Director or beneficiary (collectively, "Eligible Persons") as it existed immediately before the amendment, suspension, termination or reinstatement or the manner of payments, unless the Eligible Person shall have consented in writing.

            The Board of Directors of the Company may at any time terminate its participation in this Plan and/or transfer its liabilities under this Plan to a similar plan established by the Committee. Upon the termination of its participation in this Plan, amounts credited to deferred fee accounts of Eligible Persons shall continue to be payable to those Eligible Persons in accordance with the terms of this Plan. Upon termination of the participation of the Company in this Plan, if the Board of Directors of the Company should transfer its liabilities to another plan, such transfer of liabilities shall not adversely affect the deferred fee account of any Eligible Person as it existed immediately prior to that transfer or the manner of payments, unless the Eligible Person shall have consented in writing.

            All liabilities of the Ohio Edison Company Deferred Compensation Plan for Directors shall be transferred to this Plan; and this Plan shall be an amendment, restatement and continuation of that Plan. If any deferred fee account is in pay status or is otherwise payable to an Eligible Person, it shall continue to be payable to that person under the same terms and conditions as were provided under the Plan. The balance in any deferred fee account under that Plan maintained with respect to an individual who is a Director of FirstEnergy Corp. at the time of the amendment or restatement of this Plan shall become payable under the terms and conditions of this Plan; provided, however, that the Director's deferral elections, commencement date elections, and beneficiary elections made under the Prior Plan shall continue to be effective under this Plan unless amended or changed under the terms of this Plan.

            All liabilities of the Centerior Plan shall be transferred to this Plan as of January 1, 2000. If any deferred fee account under the Centerior Plan is in pay status or is otherwise payable to an Eligible Person as of such date, it shall continue to be payable to that person under the same terms and conditions as were provided under the Centerior Plan. The balance of any deferred fee account under the Centerior Plan shall become payable under the terms and conditions of this Plan; provided, however, that the Director's deferral elections, commencement date elections, and beneficiary elections made under the Centerior Plan shall continue to be effective under this Plan unless amended or changed under the terms of this Plan.

            Notwithstanding any other provisions of the Plan, if the Plan is terminated and the liabilities of this Plan are not transferred to another plan, no subsequent Director's fees may be deferred under this Plan, the balance in a Director's deferred account shall continue to be credited with deemed interest or earnings in a manner similar to that described in Article II, and the entire balance in the account (including interest) shall become payable to the Director (or his or her beneficiary) in accordance with the provisions of this Plan in effect at the date of termination.

                                  ARTICLE VIII
                                  ------------

                                  Unfunded Plan
                                  -------------

            Deferred fee accounts maintained for purposes of this Plan shall constitute bookkeeping records of the Company and shall not constitute any allocation of any assets of the Company or be deemed to create any trust or special deposit with respect to any of the assets of the Company. The Company shall not be under any obligation to any Director, former Director or beneficiary to acquire, segregate or reserve any funds or other assets for purposes relating to this Plan. No Eligible Person shall have any rights whatsoever in or with respect to any funds or other assets owned or held by the Company; the rights of an Eligible Person under this Plan are solely those of a general creditor of the Company to the extent of the amount credited to his or her deferred fee account with the Company.

            The Company may, at its discretion, establish one or more trusts, purchase one or more insurance contracts or otherwise invest or segregate funds for purposes relating to this Plan, but the assets of such trusts, rights and assets of such insurance contracts or otherwise invested or segregated funds shall at all times remain subject to the claims of the general creditors of the Company except to the extent and at the time any payment is made to an Eligible Person under this Plan; and no Eligible Person shall have any rights whatsoever in or with respect to any trust, insurance contract or other investment or fund, or their assets.

                                   ARTICLE IX
                                   ----------

                                Change In Control
                                -----------------

For purposes of the Plan, a "Change in Control" means any of the following:

1. An acquisition by any person or entity of at least 50% (25% if the acquiring person or entity proposes any individual for election to the Board of Directors or is represented by any member of the Board) of either the Company's outstanding common stock ("Outstanding Common Stock") or the combined voting power of the Company's outstanding voting securities ("Outstanding Voting Securities"). The following acquisitions will not constitute a Change in Control:

      a)    any   acquisition   directly   from  the  Company   (excluding  an
            acquisition by virtue of the exercise of a conversion privilege);

      b)    any acquisition by the Company;

      c) any acquisition by an employee benefit plan sponsored by the Company or one of its affiliates (e.g., the FirstEnergy Corp. Savings Plan);

      d) any acquisition pursuant to a merger or other form of reorganization or consolidation where the requirements of paragraph 3 below are satisfied.

2. The current members of the Company's Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board. For this purpose, any individual whose election or nomination to the Board was approved by at least a majority of the Directors then comprising the Incumbent Board shall be considered as though he or she were a member of the Incumbent board, unless the individual first assumed office as a result of an actual or threatened proxy or election contest.

3. Approval by the Company's shareholders of a reorganization, merger or consolidation, or of a sale or other disposition of all or substantially all of the assets of the Company, unless after the transaction each of the following requirements are satisfied:

      a)    all  or  substantially   all  of  the  holders  of  the  Company's
            Outstanding Common Stock and Outstanding Voting Securities immediately prior the transaction, continue to hold at least 75% of the outstanding common stock and the combined voting power of outstanding voting securities of the corporation resulting from the reorganization, merger or consolidation (or of the corporation that purchased the assets of the Company, as the case may be) in the same proportions as they held the Company's Outstanding Common Stock and Outstanding Voting Securities immediately before the transaction.

      b) no person or entity owns 25% or more of the outstanding common stock or the combined voting power of outstanding voting securities of the corporation resulting from the reorganization, merger or consolidation (or of the corporation that purchased the assets of the Company, as the case may be). This 25% limitation does not apply to the Company, any employee benefit plan sponsored by the Company or such other corporation, or any person or entity who owned at least 25% of the Company's Outstanding Common Stock or Outstanding Voting Securities immediately prior to the transaction; and

      c) at least a majority of the members of the Board of Directors of the corporation resulting from the reorganization, merger or consolidation (or of the corporation that purchased the assets of the Company, as the case may be), were members of the Incumbent Board of the Company at the time of the initial agreement providing for the reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company.

4. Approval by the Company's shareholders of the complete liquidation or dissolution of the Company.

However in no event will a Change in Control be deemed to have occurred, with respect to a Director, if the Director is part of a purchasing group which consummates the Change in Control transaction. The Director will be deemed "part of a purchasing group" for purposes of the preceding sentence if the Director is an equity participant or has agreed to become an equity participant in the purchasing company or group (excluding passive ownership of less than 5% of the voting securities of the purchasing company or ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the nonemployee, continuing members of the Board of Directors).

                                    ARTICLE X
                                    ---------

                                  Miscellaneous
                                  -------------

The invalidity or unenforceability of any particular provision of this Plan shall not affect any other provision, and the Plan shall be construed in all respects as if invalid or unenforceable provisions were omitted.

            This Plan shall be construed and governed in accordance with the laws of the State of Ohio without giving effect to principles of conflicts of laws.

Scope of Changes

Rev. 4 approved by the Compensation Committee on September 18, 2000

1. Clarify that a 20% bonus is not added to the equity instrument retainer.
2. Allow changes to the beneficiary form and how a beneficiary can receive payment.

Rev. 3 approved by the Compensation Committee on September 19, 1999 and November 15, 1999

1. Article III, 2nd paragraph revised to allow directors to defer meeting fees and chairperson fees into the deferred stock account.
2. Changes made to Articles I, II, III, VII to allow the merging of the Centerior Plan into the FirstEnergy Plan.

Rev. 2 approved by the Compensation Committee on February 15, 1999

1. Article III, added sentences to the end of paragraph 2 and 3 requiring that approval of the Compensation Committee when changing the date of a pay-out or when requesting an accelerated distribution. Unless these changes are specifically approved in accordance with Rule 16b-3 of Section 16, the Director may inadvertently incur liability under Section 16(b) for repayment to the Company of related profits involving the Company's equity securities.


Rev. 1 approved by the Compensation Committee on November 16, 1998

1. Added the ability to defer stock and to receive a bonus for doing so.
2. Added the ability to withdrawal all funds from the Plan as long as there was a 10% penalty and forfeiture of any bonus that is not yet vested.
3. Added the ability to withdrawal funds from the Plan as long as the Director is an active Director and has been a Plan Participant for 5 years, and written notice is give 2 years in advance.
4. Added the ability to receive disbursement of funds in cash for the cash portion of the Plan and in stock for the stock portion of the Plan.
5. Revised the Administration portion of the Plan to bring it in line with the current Code.
6. Added Change in Control language to the Plan.